Exhibit 10.1

Redactions with respect to certain portions hereof denoted with “***”

AMENDMENT NO. 1

TO

EXCLUSIVE LICENSE AGREEMENT

BETWEEN

THE CLEVELAND CLINIC FOUNDATION

AND

ANIXA BIOSCIENCES, INC.

This Amendment No. 1 to Exclusive License Agreement (this “Amendment”), is made and entered into effective as of June 1, 2022 (the “Amendment Date”), by and between The Cleveland Clinic Foundation (“CCF”) and Anixa Biosciences, Inc. (“Company”, and together with CCF the “Parties”, and each, a “Party”).

WHEREAS, CCF and Company are parties to that certain Exclusive License Agreement, dated effective as of October 20, 2022 (the “Original Agreement”);

WHERAS, the Parties desire to amend the Original Agreement to add U.S. patent application *** (the “New Patent”) to the list of Licensed Patents set forth on Appendix A to the Original Agreement; and

WHEREAS, capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Original Agreement.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Amendments. The Original Agreement is hereby amended by replacing Appendix A with the attached Appendix A.

2. Patenting Costs. Company acknowledges and agrees that, pursuant to Section 6.2.2 of the Original Agreement, Company is responsible for reimbursing CCF for all Patenting Costs incurred by CCF and related to the New Patent, whether such costs and expenses were incurred or paid by CCF before or after the Amendment Date. Accordingly, on or before June 30, 2022, Company will reimburse for Patenting Costs related to the New Patent in the amount of $***.

3. Limited Effect. Except as expressly provided in this Amendment, all of the terms and provisions of the Original Agreement are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Agreement. On and after the Amendment Date, each reference in the Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein” or words of like import, will mean and be a reference to the Original Agreement, as amended.

4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Ohio.

5. Miscellaneous.

(a) This Amendment (together with the Original Amendment, as amended) constitutes the sole and entire agreement of the parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

(b) This Amendment shall inure to the benefit of and be binding upon each of the parties and each of their respective successors and permitted assigns.

(c) This Amendment may be executed in any number of counterparts, by different Parties hereto in separate counterparts and by email transmission of a PDF, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representative as of the date set forth below.

The Cleveland Clinic Foundation

By:	/s/Timothy L. Longville
Name:	Timothy L. Longville
Title:	CAO / Controller
Date:	6/28/2022

Anixa Biosciences, Inc.

By:	/s/Amit Kumar
Name:	Amit Kumar
Title:	CEO
Date:	6/29/2022

Redactions with respect to certain portions hereof denoted with “***”

Appendix A

Licensed Technology

Licensed Patents:

***

Licensed Know-how:

***